Exhibit 10(g)(g)
                            INDUSTRIAL SINGLE TENANCY

THIS INDENTURE made the 9th day of April, 1996
IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

BETWEEN:

                           ROLEX DEVELOPMENTS LIMITED
                           (herein called "Landlord")

                                                               OF THE FIRST PART

                                     - and -

                       LIUSKI INTERNATIONAL TORONTO, INC.
                            (herein called "Tenant")

                                                              OF THE SECOND PART

1.   DEMISE

     In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord hereby demises and leases to the Tenant, and the Tenant rents from the Landlord, all and singular that certain parcel or tract of land and premises situate, lying and being in the City of Mississauga, in the Regional Municipality of Peel and Province of Ontario and being more particularly described in Schedule "A" annexed hereto, and being municipally known as 1229 Lorimar Drive, Mississauga, Ontario, together with all building(s) and improvements erected thereon and used in connection therewith and all appurtenance thereto from time to time (the "Building") (all of which are collectively hereinafter referred to as the "Leased Premises").

2.   TERM

     (a) TO HAVE AND TO HOLD the Leased Premises, unless sooner terminated as hereinafter provided, for and during the term (the "Term") of four (4) years, to be computed from and inclusive of the 1st day of May, 1996, (the "Commencement Date") and thenceforth next ensuing and to be fully complete and ended on the 30th day of April, 2000.


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

     (b) Provided, and it is hereby agreed, that if due to the failure of the Landlord for any reason whatsoever to complete the Landlord's work set out in Schedule "C" attached or to make available the services which the Landlord is hereby obligated to furnish, the Leased Premises or any part thereof are not ready for occupancy by the Tenant on the Commencement Date as set out in Paragraph 2(a) hereof, no part of the rent or only a proportionate part thereof in the event that the Tenant shall occupy a portion of the Leased Premises, shall be payable for the period prior to the date when the Leased Premises are ready for occupancy and the full rent shall accrue only after such aforementioned date. The Tenant hereby agrees to accept such abatement of rent in full settlement of any and all claims which the Tenant may otherwise have by reason of the Leased Premises not being ready occupancy on the Commencement Date, and in such event, the commencement but not the expiration dates of the Term set out in Paragraph 2(a) hereof shall be extended accordingly. Provided further, that when the Landlord has substantially completed the Leased Premises in accordance with the provisions of this Lease and The Construction Lien Act, R.S.O. 1990 and amendments thereto, delivered possession of the Leased Premises to the Tenant and made available the required services, the Tenant shall not be entitled to any abatement of rent for any delay in occupancy due to the Tenant's failure to complete all installations or other work required to be completed by the Tenant in accordance with the provisions of this Lease or for the purpose of carrying on its business operations in the Leased Premises.

     (c) The Tenant shall, upon request of the Landlord execute an acknowledgement of the Commencement Date of the Term. Landlord acknowledges that the Tenant will occupy and conduct business in and from the Leased Premises commencing one month prior to the Commencement Date.

3.   USE OF PREMISES

     The Tenant shall continuously, actively and diligently use and occupy the Leased Premises only for office, warehouse and distribution of electronic equipment and for no other purpose. Provided the Tenant, in the use and occupation of the Leased Premises and in the prosecution or conduct of the foregoing business therein, shall comply with the requirements of all laws, ordinances, rules and regulations of the federal, provincial and municipal authorities and with any direction or certificate of occupancy issued pursuant to any laws by any public officer or officers. The Tenant shall not use or permit to be used any part of the Leased Premises for any dangerous, noxious, or offensive trade or business and will not cause or maintain any nuisance in, at, or on the Leased Premises.

4.   RENT

     The Tenant shall pay from and after the Commencement Date and throughout the Term, to the Landlord, in lawful money of Canada, without any prior demand therefor, and without any deduction, abatement, set-off or compensation whatsoever, as annual minimum Rent (the "Minimum Rent"), the sum set out below, payable in equal consecutive monthly installments as set out below, each in advance of the first day of each calendar month throughout he Term. If the Term commences on any day other than the first or ends on any day other than the last day of a calendar month all rent for the fractions of a month at the commencement or expiration of the Term shall be pro-rated on a per diem basis based on a period of three hundred and sixty-five (365) days.



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


     The  Minimum Rent is as follows:

                                                  Miminum Rent      Minimum Rent
         From                     To              Per Month         Per Annum
     -----------            --------------        ------------      ------------

     May 1, 1996            April 30, 1997        $10,230.60        $122,767.20
     May 1, 1997            April 30, 1998        $10,941.06        $131,292.70
     May 1, 1998            April 30, 1999        $11,651.52        $139,818.20
     May 1, 1999            April 30, 2000        $12,361.98        $148,343.70

5.   PAYMENT

     All payments required to be made by the Tenant under or in respect of this Lease shall be made to the Landlord at the Landlord's office at 92 Carrier Drive, Etobicoke, Ontario, M9W 5R1, c/o Rolex Developments Limited or to such agent or agents of the Landlord or at such other place or address as the Landlord shall hereafter from time to time direct in writing to the Tenant.

6.   DEPOSIT

     The Landlord hereby acknowledges receipt from the Tenant of the sum of Twenty-Two Thousand Eight Hundred and Fifty-Five Dollars and Eighty-Five Cents ($22,855.85) (the "Deposit") to be applied by the Landlord in the following manner: (i) first, the amount of Fifteen Thousand Three Hundred and Fifty-Five Dollars and Eighty-Five Cents ($15,355.85) is to be applied on account of all rentals, including all estimated additional rent and GST, payable by the Tenant for the first month of the Term; and (ii) secondly, the balance of such Deposit, namely the sum of Seven Thousand Five Hundred Dollars ($7,500.00), is to be applied as security for the due performance by the Tenant of all covenants and obligations on its part herein contained. The Landlord shall be entitled, as its sole discretion, to apply to amount of the balance of the Deposit as set out in the immediately preceding Subparagraph (ii), to any damage resulting from any default by the Tenant of the covenants and obligations hereunder or towards the payment or reduction of any claim of the Landlord against the Tenant. Any remaining balance of the Deposit shall be returned by the Landlord to the Tenant when Tenant's obligations under this Lease have been fulfilled, including at the time of early termination as described in Schedule "E" attached hereto.

7.   ADDITIONAL RENT

     Any and all sums of money or charges required to be paid by the Tenant under this Lease (except Minimum Rent), shall be deemed and paid as additional rent, whether or not the same are designated as "additional rent" hereunder, or whether or not the same are paid to the Landlord or otherwise, and all such sums are to be payable in lawful money of Canada without any deduction, set-off or abatement whatsoever. Additional rent is due and payable with the next monthly installments of Minimum Rent, unless



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



     otherwise provided herein, but in any event, such additional rent is not payable as part of Minimum Rent. Additional rent may be estimated by the Landlord from time to time and such estimated amount is payable in monthly installments in advance with annual adjustments, if necessary, and all additional rent is deemed to be accruing due on a day to day basis. The Additional Rent is estimated to be $1.45 per square foot per annum for the 1996 calendar year.

8.   RENT AND ADDITIONAL PAST DUE

     If the Tenant fails to pay, within ten (10) days of when the same is due and payable, any rent or additional rent payable by the Tenant under this Lease, such unpaid amount shall bear interest from the due date thereof to the date of payment at the lesser of the rate of eighteen percent (18%) per annum (one and one-half percent (1-1/2%) per month compounded annually), or the maximum annual rate permitted by law.

9.   TENANT'S COVENANTS

     The Tenant covenants with the Landlord:

     (a)  Payment of Rent
          ---------------

          To pay rent and additional rent in the manner of Rent and at the times herein reserved.

     (b)  Business Taxes
          --------------

          That in each and every year during the Term, the Tenant shall pay as additional rent and discharge within ten (10) days after the same becomes due and payable, all taxes, rates, duties, assessments and other charges that may be levied, rated, charged or assessed against or in respect of all improvements, equipment and facilities on or in the Leased Premises and every tax and licence fee in respect of any and every business carried on thereon or therein or in respect of the use or occupancy thereof by the Tenant and any and every permitted occupant of the Leased Premises (other than corporate income, profits or excess profits taxes assessed upon the income of the Landlord), whether any such assessment tax, rate duty or licence fee is charged by any federal, municipal, provincial, school or other bodies during the Term. The Tenant will indemnify and keep indemnified the Landlord for and against payment for all loss, costs, reasonable charges and expenses, occasioned by or arising from any and all such taxes, levies, rates, duties, assessments, licence fees (including all real property taxes pursuant to Paragraph 9(c) hereof), and any and all taxes which may in the failure be levied in lieu thereof. Any such loss, costs, reasonable charges and expenses suffered by the Landlord pursuant to this Paragraph 9(b) may be collected by the Landlord as rent with all rights of distress and otherwise as reserved to the Landlord in respect of rent in arrears. The Tenant further covenants and agrees that upon the request of the Landlord, the Tenant will


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

          promptly deliver to the Landlord for inspection receipts for payment of all taxes, rates, duties, assessments and other charges payable by the Tenant pursuant to this Paragraph 9(b) which were due and payable up to one month prior to such request and will furnish such other information in connection therewith as the Landlord may reasonably require. Provided further, if the Tenant or any permitted occupant of the Leased Premises shall elect to have the Leased Premises or any part thereof assessed for separate school taxes, the Tenant shall pay to the Landlord as additional rent, as soon as the amount of such separate school taxes is ascertained, any amount by which the amount of separate school taxes exceeds the amount which would otherwise have been payable for school taxes had such election not been made by the Tenant or the permitted occupant of the Leased Premises.

     (c)  Realty Taxes
          ------------

          (i) That the Tenant will, as additional rent, in each and every year during the Term and within the time or times hereinafter provided, pay directly to the Landlord or to the taxing authority as the Landlord may direct from time to time, and discharge all real property taxes (including local improvement rates, impost charges or levies), rates, duties and assessments of any nature or kind that may be levied, rated, charged or assessed on the basis of a separate real property tax bill and separate real property assessment notice against the Leased Premises or any part thereof, from time to time by any taxing authority, whether federal, provincial, municipal, school or otherwise, and including, but without limitation, any such taxes payable by the Landlord which are imposed in lieu of or as a substitute for such real property taxes or on account or the Landlord's ownership of the Building, whether of the foregoing character or whether same existed at the commencement of the Term. The Tenant agrees to provide the Landlord within ten (10) days after demand therefor by the Landlord with a copy or any separate real property tax bills and separate real property assessment notices for the Leased Premises. The Tenant will, upon request, promptly deliver to the Landlord receipts for payment or all such real property taxes paid to any such taxing authorities, as aforesaid, and will furnish and deliver all such other information in connection therewith as the Landlord may reasonably require.

          (ii) The amount payable by the Tenant pursuant to Paragraph 9(c)(i) may be estimated by the Landlord and shall be payable by the Tenant for the period covering the first nine (9) months of each calendar year throughout the Term 'or as may be estimated by the Landlord for such other period or periods as the Landlord may determine from time to time upon receipt of written notification from the landlord, the Tenant shall pay to the Landlord the amount so estimated all monthly installments in advance on the first day of each calendar month during such period, together with all other rental payments provided for in this Lease. Notwithstanding anything hereinbefore contained, if the Landlord



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


               decides to be responsible in the first instance for the payment or real property taxes in respect of the Leased Premises in accordance with the provisions of this Paragraph 9(c) and if at any time when payment by the Landlord of the real property taxes (including local improvement rates), whether interim, instalment or final is due, the Landlord shall not have on deposit a sufficient sum to pay the full amount of such real property taxes, the Tenant shall forthwith, upon demand, pay, as additional rent, the amount, determined as aforesaid, of any such deficiency to the Landlord. When the final real property tax bill in any year has been received, which relates to the period for which such estimated payments have been made by the Tenant, as aforesaid, the parties hereto agree to adjust all payments made by the Tenant on account of real property taxes in accordance with such final real property tax bill. The Tenant shall pay any and all costs and expenses incurred by the Tenant in respect of any appeal or contestation conducted by the Landlord or the Tenant (with the prior consent of the Landlord) of the real property taxes levied or assessed against the Leased Premises.

          (d)  Utilities
               ---------

               That the Tenant shall be solely responsible for and shall promptly pay all charges for water, gas, electricity, telephone and any and all other utilities used or consumed in, or, any other charges levied or assessed on or in respect to, the Leased Premises, and for all fittings, machines, apparatus or other things leased in respect thereof, and for all work or services performed by any corporation or commission in connection with such public or private utilities. In no event shall the Landlord be liable for, nor have any obligation with respect to, any interruption or cessation of, or any failure in the supply of any such utilities, services or systems, including, without limitation, the water and sewage systems, to the Building or to the Leased Premises, whether or not supplied by the Landlord or others, unless such interruption, cessation or failure is due to the negligence of the Landlord, its agents or employees.

          (e)  Repairs
               -------

               That the Tenant shall, at its sole cost and expense and at all times, keep and maintain the whole of the Leased Premises and every part thereof (including, without limitation, all entrances, glass, doors, fixtures, equipment and appurtenances thereof and improvements thereto) in good order and condition and shall promptly make all needed repairs and replacements therein and thereto and, without limiting the generality of the foregoing, the Tenant shall keep the Leased Premises well painted, clean and h~ a tidy condition, all as a careful owner would do. Notwithstanding the foregoing, if any repairs or replacements to the Leased Premises or to any of the improvements therein relate to or affect the exterior, grounds or structure of the Leased Premises, all work in respect thereof shall be performed only by the Landlord, at the Tenant's sole cost and expense. Upon completion thereof the Tenant shall pay to the Landlord, upon demand, the Landlord's reasonable cost relating to any such repairs or replacements.


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

          (f)  Entry by Landlord
               -----------------

               That it shall be lawful for the Landlord and its agent(s) at all reasonable times during the Term, upon two (2) hours notice to the Tenant, to enter the Leased Premises to inspect the condition thereof. Where an inspection reveals that repairs or replacements are necessary, the Landlord shall give to the Tenant notice in writing, and immediately thereafter the Tenant will forthwith proceed to make all necessary repairs or replacements in a good and workmanlike manner and to the satisfaction of the Landlord, so as to complete same within the reasonable time or times provided for in the notice delivered by the Landlord as aforesaid. The failure by the Landlord to give notice shall not relieve the Tenant from any of its obligations to repair or replace in accordance with the provisions hereof. Provided further, that if the Tenant refuses or neglects to repair promptly and to the reasonable satisfaction of the Landlord as required pursuant to the provisions Of Paragraph 9(e) hereof or in accordance with any notice received from the Landlord pursuant to the provisions of this Paragraph 9(f), the Landlord may, but shall not be obligated to, make such repairs or replacements without liability to the Tenant for any loss or damage which may occur to the Tenant's property or to the Tenant's business by reason thereof and upon completion, the Tenant shall forthwith pay upon demand the Landlord's cost for making any such repair or replacements. The Tenant agrees that the making of any repairs or replacements by the Landlord pursuant to this paragraph 9(f) is not a re-entry or a breach of any covenant for quiet enjoyment contained in this Lease.

          (g)  Surrender of Premises
               ---------------------

               That, at the expiration or sooner termination of the Term the Tenant shall peaceably surrender and yield up vacant possession of the Leased Premises to the Landlord in as good condition and repair as the Tenant is required to maintain the Leased Premises throughout the Term. The Tenant shall surrender all keys For the Leased Premises to the Landlord at the place then fixed for the payment of Minimum Rent and shall inform the Landlord of all combinations of all locks, safes and vaults of any kind in the Leased Premises. The Tenant shall, however, if requested by the Landlord, remove at its sole cost and expense all improvements, erections, alterations, fixtures or other appurtenances made, placed or erected at any time or times prior to or during the Term by the Tenant or the Tenant's contractors in or on the Leased Premises and shall repair, at its sole cost and expense, all damage to the Leased Premises caused by their installation anti/or removal. The Tenant's obligation to observe and perform the covenant contained in this Paragraph 9(g) shall survive the expiration or sooner termination of' the Term.



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


          (h)  Heat
               ----

               To heat, at its own expense, from heating equipment originally supplied by the Landlord, the Leased Premises to a degree sufficient to protect the Leased Premises and their contents from damage by cold or frost, and to operate, maintain, repair or, if necessary, replace, at its own expense, such heating and other mechanical equipment originally installed by the Landlord. Further, the Tenant will, at the expiration or sooner termination of the Term, peacefully yield up unto the Landlord such heating equipment and all other equipment and appurtenances thereto in good and substantial repair and condition. The Landlord assumes the obligation to contract with a third party for the preventative maintenance on the heating and air-conditioning system at the Leased Premises. The cost of such contract to be included in the Additional Rent contemplated in this Lease.

          (i)  Public Others
               -------------

               That the Tenant shall, at its sole cost and expense, comply with all provisions of law, including without limiting file generality of the foregoing, the requirements of all federal, provincial and municipal legislative enactments, bylaws or regulations now or hereafter in force which relate to the Leased Premises and the conduct of business therein, or to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises. The Tenant will further comply with all police, fire, health and sanitary regulations imposed by any governmental authorities or made by fire insurance underwriters. The Landlord acknowledges that, as of the Commencement Date, the Leased Premises comply with all provisions of law, but nothing herein is a representation to the Tenant that its use of the Leased Premises is lawful.

          (j)  Assignment and Subletting
               -------------------------

               (i) That the Tenant will not assign this Lease in whole or in part, nor sublet all or any part of the Leased Premises nor mortgage or encumber this Lease or rite Leased Premises or any part thereof, nor suffer or permit the occupation of, or part with or share possession of, all or any part of the Leased Premises by any other person, firm or corporation (all of rite foregoing being hereinafter referred to as a "transfer") without tim prior consent of the Landlord in each instance, which consent shall not be unreasonably withheld, subject to the provisions of subparagraph (it) of tilts Paragraph 90). The consent by the Landlord to any transfer, if granted, shall not constitute a waiver of the necessity for such consent to any subsequent transfer. This prohibition against a transfer is construed so as to include a prohibition against any transfer by operation of law and no transfer shall take place by reason of a failure by rite Landlord to reply to a request by the Tenant for consent to a transfer. If there is a permitted transfer of this Lease, the Landlord may collect rent from the assignee, subtenant or occupant (all of the foregoing being hereinafter collectively referred to as the "transferee"), and apply the net amount collected to the Minimum Rent required to be paid pursuant to this Lease, but no acceptance by the Landlord of



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

                    of any payments by a transferee shall be deemed a waiver of this covenant or the acceptance of rite transferee as Tenant or a release or rite Tenant for the further performance by the Tenant of rite covenants or obligations on the part of the Tenant herein contained. Any document evidencing the Landlord's consent to a transfer of this Lease, if permited or consented to by the Landlord shall be prepared by the Landlord's solicitors, and all reasonable legal fees with respect thereto shall be paid by the Tenant to the Landlord forthwith upon demand. Any consent by the Landlord shall be subject to the Tenant causing any such transferee to promptly execute an agreement directly with the Landlord agreeing to be bound by all of the terms, covenants and conditions contained in this Lease as if such transferee had originally executed this Lease as Tenant. Notwithstanding that any such transfer is permitted or consented to by the Landlord, the Tenant shall be jointly and severally liable with  the  transferee  upon  this  Lease  and  shall  not be released performing any or the terms, covenants and conditions contained in this Lease.

               Landlord's Option
               -----------------

               (ii) If the Tenant  intends  to effect a  transfer  of all or any part of the Leased Premises or this Lease, in whole or in part, or of any estate or interest hereunder, then and so often as such event shall occur, the Tenant shall give prior written notice to the Landlord of such intent, specifying therein the name of the proposed transferee and shall provide such information with respect thereto, including, without limitation, information concerning the principals thereof and as to any credit, financial or business information relating to the proposed transferee as the Landlord requires, and the Landlord shall, within fifteen
                    (15) days thereafter, notify the Tenant in writing either, that (a) it consents or does not consent to the transfer, or
                    (b) it elects to cancel this Lease in preference to rite giving of such consent. If the Landlord elects to cancel this Lease, as aforesaid, the Tenant shall notify the Landlord in writing within fifteen (15) days thereafter of the Tenant's intention either to refrain from such transfer or to accept the cancellation of this Lease. If the Tenant fails to deliver such notice within such period of fifteen
                    (15) days, this Lease will thereby be terminated on a date sixty (60) days from the expiration of the said fifteen (15) day period. If the Tenant advises the Landlord it intends to refrain flora such transfer, then, the Landlord's right to cancel this Lease as aforesaid shall become null and void in such instance.

               Advertisement
               -------------

               (iii)The Tenant  shall not print,  publish or display  any notice or advertisement advertising the whole or ally part of the Leased Premises for the purposes of assignment or subletting without the prior approval by the Landlord of the complete text or format of any such notice or advertisement.

          (k)  Nuisance
               --------

               That the Tenant will not do or omit to do or permit to be done or omitted anything upon or in respect of the Leased Premises, the doing or omission of which, as the case may be, shall be or result in any nuisance or menace to the Landlord and including without limitation, the Tenant shall not keep in, on or around the Leased Premises any animals, birds or other pets; and that no machinery shall be used on the Leased Premises which shall cause any undue vibration in or to the Leased Premises, and if the Landlord or any neighboring land owners or tenants shall complain that any machinery or operation thereof in or on the Leased
               Premises is a nuisance to it or them, as the case may be, upon receiving notice thereof, the Tenant will immediately cease such nuisance.

          (l)  Goods and Services Taxes
               ------------------------

               The Tenant shall pay to the Landlord all "Sales Taxes" as hereinafter defined which are imposed on the Landlord with respect to the amounts due to the Landlord hereunder or in respect of the rental under this Lease and the Landlord shall be entitled to collect same monthly with the payment of rent hereunder.

               For the purposes hereof "Sales Taxes" means all business transfer, multi-stage sales, sales, use, consumption, value-added or other similar taxes including and without limiting the generality of the foregoing taxes levied under The Excise Tax Act known as the Goods and Services 'Fax, as imposed by the government of Canada or any provincial or local government upon the Landlord or the Tenant or in respect of this Lease or the payments made by the Tenant hereunder or the goods and services provided by the Landlord hereunder, including, without limitation, the rental of the Leased Premises and the provision of administrative services to the Tenant hereunder.

          (m)  Environment
               -----------

               The Tenant hereby covenants that it will not bring upon the Lands ally Hazardous Material (as hereinafter defined) nor will it cause nor permit to be caused any Hazardous Material to be placed, held, located or disposed of on, under or at the Leased Premises and that its business and assets will at all time during the term hereof operate in compliance with applicable laws an(cent)l guidelines intended to protect the environment (including without limitation, laws respecting the discharge, emission, spill or disposal of any Hazardous Material) and that it will not do or omit to be done anything that will cause any enforcement actions in respect thereof to be instituted by any relevant authority. In this regard the Tenant covenants that it will permit the Landlord or those dryly authorized by the Landlord, at Landlord's expense, to collect tests, inspections, and appraisals of the Leased Premises, and to remove samples from the Leased Premises and any part of the Leased Premises and any records, business and assets insofar as they relate to the Leased Premises at any time and from time to time to ensure such compliance.

               The Tenant hereby indemnifies the Landlord and agrees to hold it harmless from and against any and all losses, liabilities, damages, reasonable costs, reasonable expenses and claims of any and every kind whatsoever which at any time or from time to time may be paid, incurred or asserted against the Landlord with respect to, or as a direct result of, the presence on or under, or the discharge, emission, spill or disposal from, the Leased Premises or into or upon any land, the atmosphere, or any water course, body of water or wet land, (the "Discharge") of any Hazardous Material where it has been proven 'that a) the Discharge occurred during the term hereof or after the term hereof but as a result of the breach of Paragraph 9 (m)(i) hereof and b) the source of the Hazardous Material is of the Leased Premises (but not any hazardous material utilize(cent)l in the construction or present in the Leased Premises as of the Commencement Date) or the Tenant or those for whom the Tenant is, at law, liable (including, without limitation:

               (i) the reasonable costs of defending and/or counter-claiming or claiming over against third parties with respect of any action or matter; and

               (ii) any  reasonable  cost,  liability or damage arising out of a settlement of any action entered into by the Landlord with the consent of the Tenant); provided that the Landlord may settle any such action without the consent of the Tenant if it acts reasonably and if it has first notified the Tenant of the circumstances of the action and the proposed settlement.

               and provisions of and undertakings and indemnifications set out in this paragraph shall survive the termination of the Lease, and any extensions, by reason of eflluxion of time or otherwise. For the purposes of this Section "Hazardous Material" means any contaminant or pollutant and means any substance that when released into the natural environment is likely to cause, at some immediate or future time, material harm or degradation to the natural environment or material risk to human health and without restricting the generality of the foregoing, Hazardous Material includes any pollutant, waste, hazardous waste or dangerous good as defined by applicable federal, provincial or municipal laws or guidelines for the protection of the natural environment or human health.

10.  INSURANCE

     (a)  Landlord's Insurance

          (i) Subject to the provisions of paragraph 11 hereof, the Landlord shall, at all times throughout the Term of this Lease, take out and maintain insurance covering:

               (1)  the  Building  and  the  machinery,  boilers  and  equipment contained therein and owned by the Landlord (specially excluding any property with respect to which the Tenant and the other tenants of the Building are obliged to insure pursuant to paragraph 10(b) hereof or similar sections in their respective leases) against damage by fire and extended perils coverage including (where applicable) sprinkler leakage, earthquake, flood and collapse in an amount of not less than the full replacement cost thereof, and with such reasonable deductions as would be carried by a prudent owner of similar building, having regard to the size, age and location of the Building;

               (2) to the extent applicable, the repair and replacement of heating and air-conditioning equipment and miscellaneous electrical apparatus on a broad form blanket coverage basis;

               (3) loss of insurable gross profits attributable to all perils insured against by the Landlord or commonly insured against by prudent landlords, including loss of all rentals receivable from tenants in the Building in accordance with the provisions of their respective leases, including Minimum rent and additional rent in such amount as the Landlord or the Landlord's mortgagee from time to time requires;

               (4) public liability and property damage including the exposure of personal injury, bodily injury, property damage occurrence, in such reasonable amounts and with such reasonable deductions as would be carried by a prudent owner of a similar building, having regard to the size, age and location of the Building; and

               (5) any other form of insurance which the landlord or the Landlord's mortgagee reasonably require from time to time for insurable risk and in amounts against which a prudent landlord would insure.

                    (ii) Notwithstanding  any  contribution by the Tenant to the cost of insurance premiums in respect of the insurance maintained by the Landlord For the Building as herein provided, the Tenant acknowledges and agrees that no insurable interest is conferred upon the Tenant under any policies of insurance carried by the Landlord and the Tenant has no right to receive any proceeds of any insurance policies carried by the Landlord.

          (b)  Tenant's Insurance

               (i) The Tenant shall, throughout the Term of the Lease, at its sole cost and expense, take out and keep in full force and effect in the names of the Tenant, the Landlord and the Landlord's mortgagee, as their respective interests may appear, the Following insurance:

                    (1) insurance upon property of every description and kind owned by the Tenant or For which the Tenant is legally liable or installed by or on behalf of the Tenant and which is located within the Building, including, without limitation, stock in trade, furniture, fittings, installations, alterations, additions, partitions, fixtures and anything in the nature of a leasehold improvement in an amount of not less than one hundred percent (100%) of full replacement cost thereof, with coverage against, at least the perils of fire and standard extended coverage, including sprinkler leakages (where applicable), earthquake, flood and collapse;

                    (2) broad form boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount not less than the replacement cost of all leasehold improvements and of all boilers, pressure vessels, and miscellaneous electrical apparatus owned or operated by the Tenant or by others (other than the Landlord) on behalf of the Tenant in the Leased Premises or relating to or serving the Leased Premises;

                    (3) business interruption insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils insured against in subparagraphs (1) and (2) of this Paragraph 10(b), and in any other perils commonly insured against by a prudent tenant or attributable to prevention of access to the Leased Premises or the Building as a result of such peril;

                    (4) public liability and property damage insurance including personal injury liability, contractual liability, non-owned automobile liability and owners' and contractors' protective insurance coverage with respect to the Leased Premises, coverage to include the activities and operations conducted by the Tenant and any other parties on the Leased Premises and by the Tenant and any other parties performing work on behalf of the Tenant and those for whom the Tenant is in law responsible in any other part of the Building. Such policies shall be written on a comprehensive basis with inclusive limits of not less titan Two Million Dollars ($2,000,000) for bodily injury to any one or more persons or property damage, and such bigger limits as the Landlord or the Landlord's mortgagee reasonably requires from time to time, and shall not be invalidated as respects the interests of the Landlord and the Landlord's mortgagee by reason of any breach or violation of any warranties, representations, declarations or conditions contained in the policies. All such policies must contain a severability of interests clause, a cross liability clause and shall be primary and shall not call into contribution any other insurance available to the Landlord or to the Landlord's mortgagee;

                    (5)  tenants'  legal   liability   insurance  for  the  full
                         replacement cost of the Leased Premises; and

                    (6) any other form of insurance as the Tenant or the Landlord or the Landlord's mortgagee reasonably requires from time to time, in form, in amounts and for insurance risks against which a prudent tenant would insure.

               (ii) All policies  required to be written on behalf of the Tenant pursuant to subparagraphs (1), (2) and (3) of this Paragraph 10(b) shall contain the standard mortgage clause of the Landlord's mortgagee and shall contain a waiver of any subrogation rights which the Tenant's insurers have against the Landlord and against those for whom the Landlord is in law responsible, whether such damage is caused by the act, omission or negligence of the Landlord or those for whom the Landlord is in law responsible.

               (iii)All  insurance  policies  of the  Tenant  shall be taken out with insurers acceptable to the Landlord and shall be in a form satisfactory from lime to time to the Landlord. The Tenant agrees that certificates of insurance or, if required by the Landlord or the Landlord's mortgagee, certified copies of each such insurance policy, will be delivered to the Landlord as soon as practicable after the placing of the required insurance. All such policies shall contain an undertaking by the insurers to notify the Landlord and the Landlord's mortgagee in writing not less than thirty (30) days prior to any material change, cancellation, failure to renew, or termination thereof.

               (iv) The Tenant agrees that if the Tenant fails to take out or to keep in force any such insurance referred to in this Paragraph 10(b)(i), or should any such insurance not be approved by either the Landlord or the Landlord's mortgagee, and should the Tenant not rectify the situation within five
                    (5) days after written notice by the Landlord to the Tenant (stating if the Landlord or the Landlord's mortgagee does not approve of such insurance, the reasons therefor), the Landlord has the right without assuming any obligation in connection therewith, to effect such insurance at the sole cost and expense of the Tenant and all outlays by the Landlord shall be immediately paid by the Tenant to the Landlord as additional rent on the first clay of the next month following such payment by the Landlord, without prejudice to any other rights and remedies of the Landlord under this Lease.

               (v) If the occupancy of the Leased Premises, the conduct of business in the Leased Premises, or any acts or omissions of the Tenant in the Building or any part thereof; causes or results in any increase in premiums for the insurance carried from lime to time by the Landlord with respect to the Building, the Tenant shall pay any such increase in premiums, as additional rent, forthwith after invoices for such additional premiums are rendered by the Landlord. In determining whether increased premiums are caused by or result from the use and occupancy of the Leased Premises, a schedule issued by the organization computing the insurance rate on tile Building showing the various components of such rate shall be conclusive evidence of the several items anti charges which make up such rate. The Tenant shall comply promptly with all requirements of the Insurer's Advisory Organization (or any successor thereof or of any insurer now or hereafter in effect, pertaining to or affecting the Leased Premises.

               (vi) If any  insurance  policy  upon  the  Building  or any  part thereof shall be cancelled or shall be threatened by the insurer to be cancelled, or the coverage thereunder reduced in any way by the insurer by reason of the use and occupation of the Leased Premises or any part thereof by the Tenant or by any assignee or sub-tenant of the Tenant, or by anyone permitted by the Tenant to be upon the Leased Premises, and if the Tenant fails to remedy the condition giving rise to the cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours after notice thereof by the Landlord, the Landlord may, at its option, either (a) re-enter and take possession of the Leased Premises forthwith by leaving upon the Leased Premises a notice in writing of its intention so to do anti thereupon the Landlord shall have the same rights and remedies as contained in paragraph 14 hereof, or, (b) enter upon the Leased Premises and remedy the conditions giving rise to such cancellation, threatened cancellation or reduction, and the Tenant shall forthwith pay the cost thereof to the Landlord, which cost may be collected by the Landlord as additional rent and the Landlord shall not be liable for any damage or injury caused to any property of the Tenant or of others located on the Leased Premises as a result of such entry. The Tenant agrees that any such entry by the Landlord is not a re-entry or a breach of any covenant for quiet enjoyment contained in this Lease.

11.  OPERATING COSTS

     (a) In each year of the Term, the Tenant will pay to the Landlord in addition to the Minimum Rent specified in Paragraph 4 hereof, as further additional rent, the Landlord's cost and expenses of maintaining, operating, insuring, repairing, restoring, supervising and administering the Building such costs and expenses to include, without limitation (i) the total costs and expenses incurred by the Landlord in insuring the Building pursuant to Paragraph 10(a)(i) hereof, (ii) the total cost of operating, maintaining, lighting, cleaning (including snow and ice removal and clearance), supervising, policing, landscaping, H.V.A.C. preventative maintenance, repairing all areas of the Building which are not otherwise the responsibility of the Tenant in this Lease, including, without limitation, all monies paid to persons, firms or corporations employed by the Landlord to perform same; and (iii) all expenses incurred or paid by the Landlord in connection with the maintenance, repair, restoration, operation, management, supervision and administration of the Building and all services connection therewith, together with an administrative fee of seven and one half percent (7.5%) of such total annual costs and expenses, including, without limitation, all such costs and expenses referred to in the immediately preceding subparagraphs (i) to (iii) inclusive of this paragraph II(a) and taxes paid by the Landlord pursuant to paragraph 9(c).

     (b) The amounts payable by the Tenant pursuant to this paragraph 11 may be estimated by the Landlord for such period or periods as the Landlord may determine from time to time, and the Tenant shall pay to the Landlord the estimated of such amounts in monthly installments in advance during such period together with all other rental payments provided for in the Lease. Notwithstanding anything contained in this subparagraph (b) to the contrary, at such time as the Landlord expends any money or incurs any charges or expenses in respect of the cost of maintaining, operating, repairing, or administrating the Building, pursuant to paragraph 11(a) hereof, or, as soon as bills for all or any portion of the amounts so estimated by the Landlord, as aforesaid, are received, the Landlord may thereafter bill the Tenant for same (less all amounts previously paid by the Tenant on the basis of the Landlord's estimate aforesaid, which have not already been so applied) and the Tenant shall forthwith pay to the Landlord upon demand such amounts so expended or billed, as additional rent. At the end of the period for which such estimated payments have been made, the Landlord shall deliver to the Tenant a statement of the actual amounts and costs referred to in this paragraph 11, and if necessary, an adjustment shall be made between the parties hereto. If the Tenant shall have paid in excess of such actual amounts, the excess shall be refunded by the Landlord within fifteen (15) days after delivery of the said statement. If the amount the Tenant has paid is less than such actual amounts, the Tenant agrees to pay to the Landlord any such extra amount or amounts within fifteen (15) days after delivery of said statement.

12.  MUTUAL COVENANTS

     Provided, and it is expressly agreed:

     (a)  Seizure and Bankruptcy
          ----------------------

          That, in case, without the written consent of the Landlord, the Leased Premises shall become and remain vacant or not used for a period often
          (10) days while the same is suitable for use by the Tenant, or shall used by any person other than the Tenant, or in case the Term or any of the goods and chattels of the Tenant shall be at any time seized or taken in execution or in attachment by any creditor of the Tenant, or if the Tenant shall make any assignment for the benefit of creditors or give any bill of sale without complying with The Bulk Sales Act (Ontario) or becomes bankrupt or insolvent, or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors or files any proposal or makes an assignment for the benefit of creditors or if a receiver is appointed for all or a portion of the Tenant's property of if any order is made for the winding up of the Tenant, or if the Tenant shall make a sale in bulk, or, if the Tenant abandons or attempts to abandon the Leased Premises or to sell or dispose of any of the goods and chattels of the Tenant or to remove them from the Leased Premises so that there would not in the event of such sale or disposal be sufficient goods on the Leased Premises subject to distress to satisfy all rentals due or accruing hereunder, or if the Tenant shall fail to pay any rent or other sums due hereunder on the day or dates appointed for payment thereof, or, if the Tenant shall fail to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by the Tenant, or if re-entry is permitted under any other terms of this Lease, then, and in every such case, the then current month's rent and the next ensuing three months rent and additional rent shall immediately become due and payable as accelerated rent, and, at the option of the Landlord this lease shall cease and determine and the Term hereby demised shall immediately become forfeited and void, in which event the Landlord may re-enter and take possession of the Leased Premises as though the Tenant or any occupant or occupants of the Leased Premises was or were holding over after the expiration of the Term without any rights whatsoever.

     (b)  Public Liability
          ----------------

          That the Landlord shall not be liable for any injury arising from or out of any death or occurrence in, upon, at or relating to the Building, or damage to property of the Tenant or of others located on the Leased Premises, nor shall the Landlord be responsible for any loss of or damage to any property of the Tenant or others from any cause whatsoever, unless any such death, injury, loss or damage results from the negligence of the Landlord, its agents, servants, employees or any other parties for whom it may be in law responsible. Without limiting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Leased Premises or from the pipes, appliances, plumbing works, roof, or subsurface of any floor or ceiling or from the street or any other place or by dampness or by any cause of whatsoever nature, unless such injury or damage results from the negligence of the Landlord, its agents, servants, employees or any other parties for whom it may be in law responsible. With the exception of all parties for whom the Landlord may be in law responsible, the Landlord shall not be liable for any such damage caused by other tenants or persons in the Building or by occupants of adjacent property or the public, or caused by construction or by any private, public or quasi-public work. All property of tile Tenant kept or stolen on the Leased Premises shall be so kept or stored at tile risk of the Tenant only and the Tenant shall hold the Landlord harmless from and against any claims arising out of damages to the same, including subrogation claims by the Tenant's insurers.

     (c)  Holding Over
          ------------

          That if the Tenant shall continue to occupy the Leased Premises at the expiration of this Lease with the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at the monthly rental herein reserved and otherwise on the terms and conditions herein set forth, except as to the length of tenancy.

     (d)  Over-loading
          ------------

          That the Tenant will not bring upon the Leased Premises or any part thereof, any machinery, equipment, article or thing that by reason of its weight, size, or use might, in the opinion of the Landlord, damage the Leased Premises and will not at any time overload the floors of the Leased Premises, and that if any damage is caused to the Leased Premises by any machinery, equipment, article or thing or by overloading, or by any act, neglect or misuse on the part of the Tenant, or any of its servants, agents or employees, or by any person having business with the Tenant, the Tenant shall forthwith repair the same or pay to the Landlord the cost of making good the same.

     (e)  Tenant not to Overload Facilities
          ---------------------------------

          That the Tenant will not install any equipment which would exceed or overload the capacity of the utility facilities in the Leased Premises and agrees that any equipment installed by the Tenant shall require additional utility facilities, same shall be installed, if available, and subject to the Landlord's prior written approval thereto (which approval may not be unreasonably withheld), at the Tenant's sole cost and expense in accordance with plans and specifications to be approved in advance by the Landlord, in writing.

     (f)  Plumbing Facilities
          -------------------

          That the plumbing facilities (if any) in tile Leased Premises shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein and tile expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by the Tenant, as additional rent, payable forthwith on demand.

     (g)  Indemnification
          ---------------

          That, notwithstanding any other terms, covenants and conditions contained in this Lease, including, without limitation, the Landlord's obligation to take out insurance as set out in Paragraph 10(a)(i) hereof, and the Tenant's obligation to pay tile cost of insurance in accordance with the provisions of Paragraph 11 hereof, the Tenant shall indemnify the Landlord and save it harmless from and against any and all loss (including loss of all rentals payable by the Tenant pursuant to this Lease) claims, action, damages, liability and expense in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising from or out of this Lease or any occurrence in, upon or at the Leased Premises, or the occupancy or use by the Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant or by anyone permitted to be on the Leased Premises by the Tenant provided however, that the Tenant shall not indemnify the Landlord for any loss, claim, action, damage, liability or expense arising from or out of a negligent act or omission of the Landlord, its agents, servants, employees or any other parties for whom it may be in law responsible. If the Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, then, the Tenant shall protect, indemnify and hold the Landlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Landlord in connection with any such litigation. The prevailing party shall pay all costs, expenses and legal fees (on a solicitor and his client basis) that may he incurred or paid by the prevailing party in enforcing the terms, covenants and conditions in this Lease, unless a Court shall decide otherwise.

     (h)  Repair Where Tenant at Fault
          ----------------------------

          That, notwithstanding any other terms, covenants and conditions contained in this Lease, including, without limitation, the Tenant's obligation to pay the costs of insurance in accordance with Paragraph 11 hereof, in the event the Leased Premises, or any equipment, machinery facilities or improvements contained therein or made thereto or the roof or the outside walls of the Building, or any other structural portions thereof require repair or become damaged or destroyed through file negligence, carelessness or misuse of the Tenant, its servants, agents, employees, contractors, or through it or them in any way, stopping up or injuring the heating apparatus, water pipes, drainage pipes or oilier equipment or facilities or parts of the Building, the expense of all such necessary repairs, replacements or alterations, shall be borne by the Tenant who will pay the same to the Landlord forthwith upon presentation of an account of such expenses incurred by the Landlord as aforesaid.

     (i)  Refuse
          ------

          That the Tenant will not use ally outside garbage or other containers or allow ally ashes, refiles, garbage or other loose or objectionable material to accumulate in or about the Leased Premises, and will at all times keep the Leased Premises in a clean and tidy condition and shall immediately before the termination of the Term, wash the floors, windows, doors and woodwork of the Leased Premises. Provided further the Tenant will not store or cause to be stored outside of the Leased Premises, any of its inventory, stock-in-trade, or raw materials.

     (j)  Leased Premises
          ---------------

          That, whenever in this Lease reference is made to the Leased Premises, it shall include, without limitation, all structural portions, improvements, equipment, systems and erections, in or upon the Leased Premises or any part thereof from time to time.

     (k)  Evidence of Payments by Tenant
          ------------------------------

          That the Tenant shall from time to time at the request of the Landlord produce to the Landlord satisfactory evidence of the due payment by the Tenant of all amounts required to be made by the Tenant under this Lease.

     (l)  Adjustment of Taxes
          -------------------

          That the taxes and local improvement rates and, where necessary, all other charges payable by the Tenant hereunder in respect of the first and last years of the Term shall be adjusted between the Landlord and the Tenant accordingly.

     (m)  Tenant Shall Discharge All Liens
          --------------------------------

          That the Tenant shall promptly pay all its Contractors, suppliers and materialmen and shall do any and all things necessary to minimize the possibility of a lien attaching to the Leased Premises or to any part of the Building and should any such lien be made or filed, the Tenant shall discharge the same forthwith (after notice thereof is given to the Tenant) at the Tenant's expense. In the event the Tenant shall fail to cause any such lien to be discharged, as aforesaid, then, in addition to any other right or remedy of the Landlord, the Landlord may, but it shall not be so obligated, discharge same by paying the amount claimed to be due into Court or directly to any such lien claimant and the amount so paid by the Landlord and all costs and expenses including solicitors' fees (on a solicitor and his client basis) incurred herein for the discharge of such lien shall be due and payable by the Tenant to the Landlord as additional rent on demand.

13.  FIXTURES AND REMOVAL AND RESTORATION BY TENANT
     ----------------------------------------------

     All alterations, decorations, additions and improvements made by the Tenant or made by the Landlord on the Tenant's behalf (other than the Tenant's trade fixtures) shall immediately become the property of the Landlord without compensation therefor to the Tenant. Such alterations, decorations, additions or improvements shall not be removed from the Leased Premises either during or at the expiration of the Term or sooner determination of the Lease, except that:

          (i)  The Tenant may at the end of the Term, if not in default,  remove
               its  trade  fixtures,   including  without   limitation   racking
               equipment;

          (ii) The Tenant shall at the end or the Term and at its own cost remove all alterations, decorations, additions or improvements in or on the Leased Premises as the Landlord shall at its option require to be removed; and

          (iii)The Tenant may remove its trade fixtures at the end of the Term and also during the Term in the usual and normal course of its business or if such trade fixtures become excess for the Tenants purpose, or if the Tenant is substituting therefor new and similar trade fixtures, provided the Tenant is not in default and provided the Tenant first notifies the Landlord thereof.

               If the Tenant does not remove its trade fixtures at the expiration or earlier termination of the Term, such trade fixtures, at the option of the Landlord, are to become the Landlord's property and shay be removed from the Leased Premises and sold or otherwise disposed of by the Landlord. For greater certainty, the term "Tenant's trade fixtures" shall not include any (i) heating or ventilating equipment (ii) floor coverings affixed to the floor of the Leased Premises or (iii) light fixtures.

               The Tenant shall, in the case of every such installation or removal either during or at the end of the Term, make good any damage caused to the Leased Premises or to the Building by the installation or removal of any such alterations, decorations, additions or improvements.

14.  RE-ENTRY
     --------

     Provision for re-entry by the Landlord on non-payment of rent or non-performance of covenants. If the Landlord elects to re-enter, as herein provided, or if it takes possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary, in order to relet the Leased Premises, or any part thereof for such term or terms (which may be for a term or terms extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Landlord in its sole discretion may deem advisable. Upon each such reletting all rentals received by the Landlord from such letting shall be applied, first, to file payment of any indebtedness, other than rent due hereunder, owing by the Tenant to the Landlord; second, to the payment of any costs and expenses of such reletting, including reasonable brokerage fees, reasonable solicitor's fees and the costs of such alterations and repairs; third, to the payment of all rentals due and unpaid hereunder, and the residue, if any, shall be held by the Landlord and applied in payment of fixture rent as the same may become due and payable hereunder. If the rentals received from such reletting during any month shall be less than that to be paid during that month by the Tenant hereunder, the Tenant shall pay any such deficiency to the Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Leased Premises by the Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to the Tenant. Notwithstanding any such reletting without termination, the Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should the Landlord at any time terminate this Lease for any breach, in addition to any remedies it may have, it may recover from the Tenant all damages it has incurred or may incur by reason of such breach, including the cost of recovering file Leased Premises, reasonable solicitor's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this Lease for the remainder of the stated Term over the then reasonable rental value as determined by the Landlord for the remainder of the stated Term, all of which amounts shall be immediately due and payable from the Tenant to the Landlord.

15.  EXPENSES AND REMOVAL OF CHATTELS
     --------------------------------

     In case suit shall be brought for recovery of possession of the Leased Premises, or, for the recovery of rent or any other amounts due under the provisions of this Lease, or because of the breach of any other covenants herein contained on the part of the Tenant to be kept or performed, and a breach shall be established, the Tenant shall pay to the Landlord all expenses incurred therefor, including a reasonable solicitor's fee.

16.  LANDLORD MAY CURE TENANTS DEFAULT
     ---------------------------------

     If the Tenant shall fail to pay, when due, any amounts or charges required to be paid pursuant to this Lease, the Landlord, after giving ten (10) days' notice in writing to the Tenant, may, but shall not be obligated to, pay all or any part of the same. If the Tenant is in default in the performance of any of its covenants or obligations hereunder, (other than payment of Minimum Rent or other sums required to be paid pursuant to the terms of this Lease), the Landlord may from time to time after the giving of reasonable notice, having regard to the circumstances applicable (or no notice in the case of an emergency or apprehended emergency) perform or caused to be performed any of such covenants or obligations or any part thereof, and for such purpose may do such things as may be requisite, including without limitation, entering upon the Leased Premises and doing such things upon or in respect of the Leased Premises or any part thereof as the Landlord may reasonably consider requisite or necessary. All expenses incurred and expenditures made by or on behalf of the Landlord under this Paragraph 16, shall be additional rent hereunder and shall be paid by the Tenant upon demand. The Landlord shall have no liability to the Tenant for any loss or damage resulting from any such action by the Landlord, and any entry by the Landlord under the provisions of this Paragraph 16 shall not constitute a breach of the covenant for quiet enjoyment or an eviction.

17.  ADDITIONAL RENT

     If the Tenant shall be in default in the payment of any amounts or charges required to be paid pursuant to the terms of this Lease, they shall, if not paid when due, be collectible as rent with the next monthly installment of Minimum Rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount, money or charge at the time same becomes due and payable hereunder, or limit any other remedy of the Landlord. The Tenant covenants and agrees that the Landlord may, at its option, apply or allocate any sums received from or due to the Tenant against any amounts due and payable hereunder in such manner as the Landlord, in its sole discretion, sees fit.

18.  NET LEASE

     The Tenant acknowledges and agrees that it is intended that this Lease is a completely carefree net lease to the Landlord, and, except, except as expressly herein set out, that the Landlord is not responsible during the Term of the Lease for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises or the use and occupancy thereof or to the contents thereof, or the business carried on therein, and the Tenant shall pay all charges, impositions, costs and expenses of any nature or kind relating to the Leased Premises, except as expressly herein set out.

19.  QUIET ENJOYMENT

     Upon the payment by the Tenant of the rents herein provided and upon the observance and performance of all covenants, terms and conditions on the Tenant's part to be observed and performed, the Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Term hereby demised without hindrance or interruption by the landlord, or any other person or persons lawfully claiming by, through or under the Landlord subject, nevertheless, to the terms and conditions of this Lease.

20. RIGHT OF ENTRY

     The Landlord or its agents shall have the right, upon giving reasonable notice to the Tenant, to enter the Leased Premises at all times (i) to examine the same, (ii) to show them to prospective purchasers, lessees or mortgagees, and, (iii) without any obligation upon the Landlord to do so, to make such repairs, alterations, improvements or additions to the Leased Premises or the Building as the Landlord may deem necessary or desirable; provided that such entry shall not unreasonably disrupt the business operations of the Tenant. The Landlord shall be allowed to take all material into and upon the Leased Premises which may be required therefor without the same constituting an eviction of the Tenant in whole or in part, and the rent reserved hereunder shall not abate while such repairs, alterations, improvements or additions are being made due to any loss or interruption of the business of the Tenant or otherwise. The Landlord shall not be liable for any damage, injury or death caused to any person or property of the Tenant or of others located on the Leased Premises as a result of such entry, unless such damage, injury or death is due to the acts or omissions of the Landlord, its agents, servants, employees, or other parties for whom it may be in law responsible. During the six months prior to the expiration of the Term the Landlord may exhibit the Leased Premises to prospective tenants and place upon the Leased Premises its usual notice "To Let" which notice the Tenant shall permit to remain thereon without molestation. If, after receiving reasonable notice, the Tenant shall not be personally present to open and permit an entry into the Leased Premises at any time when for any reason entry therein shall be necessary or permissible, the Landlord or its agents may enter the same by a master key or may forcibly enter the same, without rendering the Landlord or such agents liable therefor, and without in any manner affecting the obligations and covenants of the Lease. Nothing herein contained, however, shall be deemed or construed to impose upon the Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the premises or any part thereof except as otherwise herein specifically provided.

21.  IMPROVEMENTS

     The Tenant will not make any repairs, alterations, replacements, decorations or improvements to any part of the Leased Premises without first obtaining the Landlord's prior written approval. The Tenant shall submit to the Landlord details of the proposed work, such indemnification against liens, costs, damages and expenses as the Landlord shall reasonably require and evidence satisfactory to the Landlord that the Tenant has obtained, at its sole expense, all necessary consents, licenses and approvals from all governmental authorities having jurisdiction. All such repairs, replacements, alterations, decorations or improvements by the Tenant to the Leased Premises approved of by the Landlord shall be at the sole cost of the Tenant, shall be performed by competent workmen in a good and workmanlike manner and shall be subject to the reasonable supervision of the Landlord. Any such repairs, replacements, alterations, decorations or improvements made by the Tenant without the prior written consent of the Landlord, or, which are not in accordance with the drawings and specifications approved by the Landlord, as aforesaid, shall, if requested by the Landlord, be promptly removed by the Tenant at its expense and the Leased Premises restored to their previous condition. Provided, notwithstanding anything herein contained, no repair, replacement, alteration, addition or improvement to the Leased Premises by or on behalf of the Tenant shall be permitted which may weaken or endanger the structure or adversely affect the condition or operation of the Leased Premises or diminish the value thereof, or restrict or reduce the Landlord's coverage for zoning purposes. Any and all repairs, replacements, alterations, additions or improvements to the Leased Premises which may affect the structure of the Leased Premises or any part of the Building or which are to, shall be performed only by the Landlord at the Tenant's sole cost and expense.

22.  FIRE

     (a) If the Leased Premises are at any time damaged or destroyed as a result of fire, the elements, accident or other perils as are insured against from time to time pursuant to Paragraph 10 hereof, and if as a result of such occurrences (i) fifty percent (50%) or more of the Leased Premises are rendered wholly unfit for occupancy; or (ii) the cost of repairing or rebuilding the Leased Premises exceeds twenty-five percent (25%) or more of the replacement cost thereof, or
          (iii) in the opinion of the Landlord's architect or engineer, to be given as soon as reasonably possible after the occurrence of such damage or destruction, the Leased Premises cannot be repaired with reasonable diligence within one hundred and twenty (120) days of the happening of such damage or destruction, then, in each case, the Landlord may, at its option, let migrate the Lease by giving to the Tenant notice in writing of the Landlord's intention to terminate the Lease. In the event of such termination, the Lease and the Term hereby demised shall cease and be at an end as of the date of such damage or destruction and the Minimum Rent and all other additional rent for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction or damage.

     (b) If the Landlord does not elect to terminate the Lease in accordance with Subparagraph (a) of this Paragraph 22, then, the Landlord shall commence with all reasonable diligence to reconstruct, rebuild or repair the Leased Premises to the extent only of its obligations in respect of the construction of the Leased Premises and exclusive of any work performed in and to the Leased Premises by the Tenant (the "Landlord's Work of Reconstruction"). From the date of the happening of such damage or destruction and until the completion of the Landlord's Work of Reconstruction, the Minimum Rent shall abate (i) in its entirety if, in the opinion of the Landlord's architect or engineer, the Leased Premises are rendered wholly untenantable or (ii) proportionately, (to the portion of the Leased Premises rendered untenantable), if in the opinion office Landlord's architect or engineer, the Leased Premises are rendered untenantable only in part.

     (c) If the Landlord shall elect to repair, reconstruct or rebuild the Leased Premises in accordance with the provisions of this Paragraph 22, the Landlord shall be entitled to use plans and specifications and working drawings in connection therewith other than those used in the original construction of the Leased Premises.

     (d) The decision of the Landlord's architect or engineer as to (i) the time within which the Leased Premises can or cannot be repaired, (ii) the extent of the damage or destruction to the Leased Premises, (iii) the cost of repairing or rebuilding the Leased Premises, (iv) the date on which the Landlord's Work of Reconstruction is completed, shall, in each case, be final and binding upon the parties hereto. For the purposes of this Lease the Landlord's architect and engineer shall be Joseph Bogden Associates Inc., or such other architect or engineer named by the Landlord who is arm's length and of a similar stature.

23.  ASSIGNMENT BY LANDLORD

     The Landlord declares that it may assign its rights under this Lease to a lending institution as collateral security for a loan to the Landlord and in the event that such an assignment is given and executed by the Landlord, and notification thereof is given to the Tenant by or on behalf of the Landlord, it is expressly agreed between the Landlord and the Tenant that this Lease shall not be cancelled or modified for any reason whatsoever except as provided for, anticipated or permitted by the terms of this Lease or by law, without the consent in writing of such lending institution. The Tenant covenants and agrees with the Landlord that it will, if and whenever reasonably required by the Landlord, consent to and become a party to any reasonable instrument relating to this Lease which may be required by or on behalf of any purchaser, lender or mortgagee from time to time of the Leased Premises.

24.  LIMITATION OF LANDLORD'S LIABILITY

     The term "Landlord" as used in this Lease shall, so far as the covenants and obligations on the part of the Landlord are concerned, be limited to mean and include only the owner or owners at the time in question of the Building and in the event of any conveyance or transfer of ownership, by the Landlord herein named, and in the case of any subsequent transfer or conveyances, the then vendor or transferor shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all personal liability in respect of the performance of any covenants or obligations on the part of the Landlord contained in the Lease thereafter to be performed, provided that:

     (a) any funds in the hands of the Landlord or the then vendor or transferor at the time of such transfer, in which the Tenant has an interest, shall be turned over to the purchaser or transferee and any amount then date and payable to the Tenant by the Landlord, or the then vendor or transferor under any provision of this Lease shall be paid to the Tenant; and,

     (b) upon any such transfer or conveyance, the purchaser or transferee shall be deemed to have assumed, subject to the limitations of this paragraph, all of the terms, covenants and conditions contained in this Lease to be performed on the part of the Landlord. It is the intention of the parties pursuant to this Paragraph 25 that the covenants and obligations contained in this Lease on the part of the Landlord shall, subject as aforesaid, be binding upon the Landlord, its successors and assigns, only during and in respect of their respective periods of ownership.

25.  SIGNS

     The Tenant will not paint, fix, display, or cause to be painted, fixed or displayed, any sign, picture, advertisement notice, lettering or decoration on any part of the exterior or the interior of the Leased Premises without, in each instance, the prior written approval of the Landlord. Any such signs or other advertising material, as aforesaid, shall be removed by the Tenant at the expiration or earlier termination of this Leasee and the Tenant shall promptly repair any and all damage caused by such installation or removal.

26.  WAIVER OF BREACH

     The waiver by the Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by the Landlord shall not be deemed to be a waiver of any preceding breach by the Tenant of any term, covenant or condition of this lease, regardless of the Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by tile Landlord unless such waiver is in writing and signed by the Landlord.

27.  NOTICES

     Any notice, demand, request or other instrument which may be or is required to be given under this Lease shall be delivered in person or sent by registered mail, postage prepaid, and shall be addressed (a) if to the Landlord at 92 Carrier Drive, Etobicoke, Ontario, M9W 5RI at such other address as the Landlord designates by written notice, and (b) if to the Tenant, at the Leased Premises with a copy to Liuski International Inc., 6585 Crescent Drive, Norcross, Georgia, 30071, U.S.A, Att: General Counsel. Any such notice, demand, request or consent is conclusively deemed to be given or made on the date upon which such notice, demand, request or consent is delivered, or if mailed, then four (4) days following the date of mailing as the case may be, and the time period referred to therein commences to run from the time of delivery or four (4) days following the date of mailing as the case may be. Either party may at any time give notice in writing to the other of any change of address of the party giving such notice and from or after time giving of such notice, the address therein specified is deemed to be the address of such party for the giving of notices hereunder. Provided, however, if the postal service is interrupted or substantially delayed for any reason whatsoever, then, any notice, demand, request or other instrument shall be delivered in person only.

28.  STATUS STATEMENT

     Within ten (10) days after written request therefor by the Landlord, or in tile event that upon any sale, assignment, lease or mortgage of the Leased Premises or the lands thereunder by the Landlord, a reasonable status statement shall be required from the Tenant, the Tenant hereby agrees to deliver in the form supplied by the Landlord a certificate to any proposed mortgagee or purchaser or to the Landlord, stating (if such be the case) that:


     (a) this Lease is modified and in full force and effect (or if there have been any modifications, that this Lease is in full force and effect as modified and identify the modification agreements, if any) or if this Lease is not in full force and effect, the certificate shall so state;

     (b)  the date of the commencement of the Term;

     (c)  the date to which the  Minimum  Rent has been paid under  this  Lease;
          and,

     (d) whether or not there is any existing default by the Tenant in the payment of Minimum Rent or other sum of money under this Lease, and whether or not there is any other existing default by either party under this Lease with respect to which a notice of default has been served and if there is any such default, specifying the nature and extent thereof.

29.  SUBORDINATION

     This Lease and all of the rights of the Tenant hereunder are, and shall at all times, be subject and subordinate to any and all mortgages, trust deeds or the charge or lien resulting from any other method of financing or refinancing or any renewals, or extensions thereof, now or hereafter in force against the lands, buildings and improvements comprising the Building. Upon the request of the Landlord, the Tenant will subordinate this Lease and all of its rights hereunder in such form or forms as the Landlord may reasonably require to any such mortgage, trust deeds or the charge or lien resulting from any other method of financing or refinancing and to all advances made or entitled to be made upon the security thereof, and will, if requested, attorn to the holder thereof. No subordination by the Tenant shall have the effect of permitting the holder of any mortgage or charge or other security to disturb the occupation and possession by the Tenant of the Leased Premises, so long as the Tenant shall perform all of the terms, covenants, conditions, agreements and provisions contained in this Lease and so long as the Tenant executes contemporaneously, a document of attornment required by any such mortgagee or other encumbrancer. If within twenty (20) days after the date of the Tenant's receipt of any request in respect thereof, the Tenant has not executed and delivered to the Landlord any instruments or certificates required pursuant to the provisions of this Paragraph 29 or Paragraph 28 hereof, and has not objected in writing to any of the provisions therein, then, the Tenant hereby irrevocably appoints the Landlord as the Tenant's attorney with full power and authority to execute and deliver in the name of the Tenant any such instruments or certificates.

30.  IMPOSSIBILITY OF PERFORMANCE

     Notwithstanding anything to the contrary contained in this Lease, if either party hereto is bona fide delayed or hindered in or prevented from the performance of any term, covenant or act required hereunder by reason of strikes, labour troubles, inability to procure materials or services, power failure, restrictive governmental laws or regulations, riots, insurrection, sabotage, rebellion, war, acts of God, or other reasons whether of a like nature or not, which is not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then, the performance of such term, covenant or act is excused for the period of the delay and the party so delayed shall be entitled to perform such term, covenant or act within the appropriate time period after the expiration of the period of such delay.

     However, the provisions of this Paragraph 30 shall not in any way operate to excuse the Tenant from the prompt payment of Minimum Rent and additional rent or any of the payments required by the terms of this Lease.

31.  MISCELLANEOUS

     The Landlord and Tenant agree that:

     (a)  Successors and Assigns
          ----------------------

          All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective permitted heirs, executors, administrators, successors and assigns of the said parties, and if there shall be more than one Tenant, they shall be bound jointly and severally by the terms, covenants and agreements contained herein. No rights, however, shall entire to the benefit of any assignee of the Tenant unless the assignment to such assignee has been approved by the Landlord in writing as provided in Paragraph 9(j) hereof;

     (b)  Accord and Satisfaction
          -----------------------

          No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly Minimum Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement or any cheque or any letter accompanying any cheque or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided, unless the Landlord and the Tenant shall agree otherwise.

     (c)  Entire Agreement
          ----------------

          This Lease and the Schedules "A", "B", "C", "D" and "E" attached hereto and forming a part hereof, together with the rules and regulations promulgated by the Landlord from time to time set forth all the covenants, promises, agreements conditions and undertakings between the Landlord and the Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the Landlord or the Tenant unless in writing and signed by each of them.

     (d)  Captions and Section Numbers
          ----------------------------

          The captions, section numbers, article numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease, nor in any way affect this Lease.

     (e)  Extended Meanings
          -----------------

          The word "Tenant" shall be deemed to include the word "lessee" and shall mean each and every person or party mentioned as a tenant herein, be the same one or more, and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. Any reference to "Tenant" shall include, where the context allows, the servants, employees, agents, and invitees of the Tenant and all others over whom the Tenant exercises control. Wherever the word Landlord is used in this Lease, it shall be deemed to include the word "lessor" and to include the Landlord and its duly authorized representatives. The words "hereof", "herein", "hereunder" and similar expressions used in any section or subsection relate to the whole of this Lease, and not to that section or that subsection only, unless of otherwise expressly provided. The use of the neuter singular pronoun to refer to the Landlord or the Tenant shall be deemed a proper reference even though the Landlord or the Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, (males or females), shall in all instances be assumed as though in each case fully expressed.

     (f)  Partial Invalidity
          ------------------

          If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

     (g)  Registration
          ------------

          The Tenant shall not register this Lease.

     (h)  Governing Law
          -------------

          This Lease shall be construed in accordance with, and governed by, the laws of the Province of Ontario.

     (i)  Time of the Essence
          -------------------

          Time shall be of the essence of this Lease and of every part hereof.

     (j)  Notice by Tenant
          ----------------

          The Tenant shall, when it becomes aware of same, or when the Tenant, acting reasonably, should have become aware of same, notify the Landlord of any damage to, or deficiency or defect in any part of the Building, including the Leased Premises and any equipment or utility systems, or any installation located therein, notwithstanding the fact that the Landlord may have no obligation with respect to same.

SIGNED, SEALED AND DELIVERED in the presence of:


                                    ROLEX DEVELOPMENTS LIMITED



                                    Per:
                                        ----------------------------------------
                                                      (Landlord)



                                    LIUSKI INTERNATIONAL TORONTO, INC.



                                    Per:
                                        ----------------------------------------
                                                       (Tenant)



                                    LIUSKI INTERNATIONAL, INC.



                                    Per:
                                        ----------------------------------------
                                                    (Indemnifier)

                                  SCHEDULE "A"
                                  ------------
          (attached hereto and forming part of this Agreement to Lease)


Legal Description of 1229 Lorimar Drive, Mississauga
----------------------------------------------------

Parcel Block 1-1, in the Register for Section 43M-733, being the whole of Block 1, Plan 43M- 733, in the City of Mississauga, in the Regional Municipality of Peel.


                        [THIS REPLACES A GRAPHIC DRAWING]

                                  SCHEDULE "B"
                                  ------------
                (attached hereto and forming part of this Lease)

                                                INDEMNITY AGREEMENT

THIS AGREEMENT dated the       day of           , 1996.
                         -----        ----------

BETWEEN:

           ROLEX DEVELOPMENTS LIMITED
           (herein called "Landlord")

                                                               OF THE FIRST PART
                          - and -

           LIUSKI INTERNATIONAL INC.
           (herein called "Indemnifier")

                                                              OF THE SECOND PART

In order to induce the Landlord to enter into the lease (the "Lease")  dated the
       day of              1996,  and  made  between  the  Landlord  and  Liuski
------        ------------
International Toronto, Inc., as Tenant and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the Indemnifier hereby makes the Following indemnity and agreement ("Indemnity") with and in favor of the Landlord:

1. The Indemnifier hereby agrees with the Landlord that at all times during the Term and any extension it will (a) make due and punctual payment of all rent, monies, charges and other amounts of any kind whatsoever payable under the Lease whether to the Landlord or otherwise upon notice from the Landlord that the Tenant has failed to make such payment; (b) effect prompt and complete performance of all and singular the terms, covenants and conditions contained in the Lease on the part of the Tenant to be kept, observed and performed upon notice from the Landlord that the Tenant has failed to effect such performance; and (c) indemnify and save harmless the Landlord from any loss, costs or damages arising out of any failure by the Tenant to pay the aforesaid rent, money, charges and other amounts and any failure to observe or perform any of the terms, covenants and conditions in the Lease.

2. This Indemnity is absolute and unconditional and the obligations of the Indemnifier shall not be released, discharged, mitigated, impaired or affected by (a) any extensions of time, indulgences or modifications which the Landlord extends to or makes with Tenant in respect of the performance of any of the obligations of the Tenant under the Lease; (b) any waiver by or failure of the Landlord to enforce any of the terms, covenants and conditions of the Lease; (c) any assignment of the Lease by the Tenant or by any Trustee, receiver or liquidator; (d) any consent which the Landlord gives to any such assignment; or (e) any amendment to the Lease or any waiver by the Tenant of any of its rights under the Lease.

3. The Indemnifier hereby expressly waives notice of the acceptance of this Agreement and all notice of non-performance, non-payment or non-observance on the part of the Tenant of the terms, covenants and conditions in the Lease. Without limiting the generality of the foregoing any notice which the Landlord desires to serve upon the Indemnifier shall be sufficiently given if served personally upon the Indemnifier, or mailed by prepaid registered or certified post addressed to the Indemnifier at the Leased Premises, and every such notice is deemed to have been given upon the day it was served personally, or if mailed, upon the second business day after it was mailed. The Indemnifier may designate by notice in writing a substitute address for that set forth above and thereafter notice shall be directed to such substitute address. If two or more Persons are named as Indemnifier, such notice shall be sufficiently given if and when the same is served personally or mailed in the foregoing manner to any one of such Persons.

4. In the event of a default under the Lease or under this Agreement, the Indemnifier waives any right to require the Landlord 10 (a) proceed against the Tenant or pursue any rights or remedies with respect to the Lease, (b) proceed against or exhaust any security of the Tenant held by the Landlord or (c) pursue any other remedy whatsoever in the Landlord's power. The Landlord has the right to enforce this indemnity regardless of the acceptance of additional security from the Tenant and regardless of the release or discharge of the Tenant by the Landlord or by others or by operation of any law.

5. Without limiting the generality of the foregoing, the liability of the Indemnifier under this Indemnity is not deemed to have been waived, released, discharge, impaired or affected by reason of the release or this charge of the Tenant in any receivership, bankruptcy, winding-up or other creditor's proceedings or the rejection, disaffirmance or disclaimer or the Lease in any proceeding and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the Term. The liability of the Indemnifier shall not be affected by any repossession of the Leased Premises by the Landlord, provided, however, that the net payments received by the Landlord after deducting all costs and expenses of repossessing and reletting the same shall be credited from time to time by the Landlord to the account of the Indemnifier and the Indemnifier shall pay any balance owing to the Landlord from time to time immediately upon demand.

6. No action or proceedings brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defence to any further action or proceedings which may be brought under this Indemnity by reason of any further default or defaults hereunder or in the performance and observance of the terms, covenants and conditions in the Lease.

7. No modification of this Indemnity shall be effective unless same is in writing and is executed or initialled by both the Indemnifier and the Landlord.

8. The Indemnifier shall, without limiting the generality of the foregoing be bound by this Indemnity in the same manner as though the Indemnifier were the Tenant named in the Lease.

9. If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof execute this
     Indemnity as Indemnifier, the liability of each such individual, corporation, partnership or other business association hereunder is joint and several. In like manner, if the Indemnifier named in the Indemnity is a partnership or other business association the members of which are by virtue of statute or general law, subject to personal liability, the liability of each such member is joint and several.

10. All of the terms, covenants and conditions of this Indemnity extend to are binding upon the lndemnifier, his or its heirs, executors, administrators, successors and assigns, as the case may be, and any mortgagee, chargee, trustee under a deed of trust or other encumbrance of all or any part of the Building.

11. The expressions "Landlord", "Tenant", "Rent", "Term", and "Leased Premises" and other terms or expressions where used in this Indemnity, respectively, have the same meaning as in the Lease.

12. This Agreement shall be construed in accordance with the laws of the Province of Ontario.

13. Wherever in this Indemnity reference is made to either the Landlord or the Tenant, the reference is deemed to apply also to the respective heirs, executors, administrators, successors and assigns and permitted assigns, respectively, of the Landlord and the Tenant, as the case may be, named in the Lease. Any assignment by the Landlord of any of its interests in the Lease operates automatically as an assignment to such assignee of the benefit of this Indemnity.

IN WITNESS WHEREOF the Landlord and the Indemnifier have signed and sealed this Indemnity as of the day and year first above written.

SIGNED SEALED AND DELIVERED         ROLEX DEVELOPMENTS LIMITED
in the presence of:


                                    Per:
---------------------------             -----------------------------
                                                 (Landlord)


                                    LIUSKI INTERNATIONAL, INC.



                                    Per:
---------------------------             -----------------------------
                                                (Indemnifier)

                                  SCHEDULE "C"
          (attached hereto and forming part of this Agreement to Lease)



Landlord's Work
---------------

The Landlord, at its expense, covenants and agrees to supply all material, labour and machinery necessary to complete the Following work, as per attached Proposed Office Layout, in a good and workmanlike manner prior to the Tenant's occupancy.

1.   Make  changes to existing  office  layout as per attached  Proposed  Office
     Layout.

2. Recarpet entire offace area with 28 oz. commercial carpet chosen from Landlord's samples.

3. Floors in Lunch Room, Demonstration Room, Drop Off Area and Storage Room receive vinyl composition tile, chosen from Landlord's samples.

4.   Repaint entire office area; colour to be chosen from Landlord's samples.

5.   Block off all warehouse windows to Tenant's specifications.

6.   Raise existing warehouse light fixtures as close as possible to roof.

7. Supply and install fifteen (15) 15 amp 4-plex electrical outlets in production area.

8. Create 4'0" x 4'0" opening in rear warehouse wall to accommodate Tenant's compactor.

9.   Create 8'0" x 8'0" receiving room at rear man door complete with:

     o one (1) 3'0" x 7'0" hollow core wood door and one (1) 3'0" x 7'0" hollow core "split" door

     o    one (1) 15 amp duplex electrical outlet.

                             SCHEDULE "C" continued
          (attached hereto and forming part of this Agreement to Lease)




                        [THIS REPLACES A GRAPHIC DRAWING]

                             SCHEDULE "C" continued
          (attached hereto and forming part of this Agreement to Lease)




                        [THIS REPLACES A GRAPHIC DRAWING]

                                  SCHEDULE "D"
                                  ------------
          (attached hereto and forming part of this Agreement to Lease)


Rules And Regulations
---------------------

1. The Tenant shall not permit any cooking in the Leased Premises without the written consent of the Landlord.

2. The sidewalks, entrances, driveways and roadways shall not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the Leased Premises. The Landlord reserves the entire control of all parts of the Building employed for the collective benefit of the tenants thereof.

3. The Tenant, its agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install, or move any safe, business machinery or other heavy machinery or equipment or anything liable to injure or destroy any part of the Building without first obtaining the consent in writing of the Landlord. In giving such consent, Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids, or platforms, to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or machinery shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other machinery shall occur by prior arrangement with the Landlord.

4. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Leased Promises without the approval of Landlord anti subject to any conditions imposed by the Landlord.

5. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes, or other substances shall be thrown therein. Any damage resulting by misuse shall be borne by the Tenant. The Tenant shall not deface or mark any part of the Building.

6. No one shall use the Leased Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

7. The Tenant shall not receive or ship articles of any kind except through facilities, and designated doors and at hours designated by Landlord.

8. No inflammable oils or other inflammable, dangerous or explosive materials except those approved in writing by Landlord's insurers shall be kept or permitted to be kept in the Leased Premises.

9. If the Tenant desires telegraphic or telephone connections, the Landlord will direct the electricians as to where and how the wires are to be introduced, and without such direction no boring or cutting for wires will be permitted which has not been ordered or authorized by the Landlord. No outside radio or television aerials shall be allowed on the Leased Premises without authorization in writing by Landlord.

10. The Tenant shall not permit undue accumulations of garbage, trash, rubbish or other refuse within or without the Leased Premises or cause or permit objectionable odors to emanate or be dispelled from the Leased Premises.

11. The Landlord shall have the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                  SCHEDULE "E"
          (attached hereto and forming part of this Agreement to Lease)

Early Occupancy
---------------

The Tenant, at its own risk, shall be permitted to occupy the Leased Premises net rent free for one (1) month from April 1, 1996 to April 30, 1996 for the purpose of setting up its business. It is agreed and understood that the Tenant will be responsible to pay for Additional Rent and all utilities during this period of early occupancy.


Option to Renew
---------------

Provided that the Tenant has duly and regularly performed all the covenants on its part to be performed in the Lease, the Tenant has the option to renew this Lease. For further two (2) three (3) year periods (the "Renewal Periods") on the same terms and conditions herein contained except Minimum Rent and Additional Rent and there shall be no further right or option to renew. The options to renew shall be exercised by a signed notice in writing delivered to the Landlord at least six (6) months prior to the expiration of the initial lease term. the new Minimum Rent for the Renewal Periods shall be agreed to by both parties, within 30 days of receiving the written notice, but shall not be less than the Minimum Rent payable for the last year of the initial lease term. The new Minimum Rent for the Renewal Periods shall be based on the then prevailing rental rates for similar premises in the general vicinity of the Leased Premises. In the event that both parties cannot agree on the annual Minimum Rent within the said 30 days of receipt of written notice, then either (i) the Minimum Rent for the renewal term may be determined by arbitration as provided for trader the Arbitration Act, 1991, or (it) the parties may mutually decide to allow the Lease to expire by its terms without renewal.


Option to Terminate Lease
-------------------------

Provided that the Tenant has duly and regularly performed all the covenants on its part to be performed in the Lease, the Tenant has the option to terminate the lease as of April 30, 1999. To exercise this option to terminate the Tenant must deliver to the Landlord a signed notice in writing together with payment in the amount of Fifteen Thousand Dollars ($15,000.00) plus applicable taxes (the "Payment"), no later than October 31, 1998. If the Landlord has not received the written notice and Payment by October 31, 1998 then this option shall be null and void.



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                  [AFFIDAVIT OF RESIDENCE NOT INCLUDED HEREIN]












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